UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 25, 2016, the Boards of Directors of Edison International (“EIX”) and Southern California Edison Company (“SCE”) announced the following executive changes:

•
Theodore F. Craver, Jr., Chairman of the Board, Chief Executive Officer and President of EIX and a director of SCE, will retire effective September 30, 2016 upon reaching age 65. Mr. Craver will continue to serve as Chairman of the Board and Chief Executive Officer of EIX and as a director of EIX and SCE until September 30, 2016 and as President of EIX until June 1, 2016.

•
Pedro J. Pizarro, age 50, who currently serves as President and a director of SCE, has been elected President of EIX and appointed a director of EIX effective June 1, 2016. He also has been elected to serve as Chief Executive Officer of EIX upon the retirement of Mr. Craver on September 30, 2016. Mr. Pizarro will, effective June 1, 2016, resign his position as President of SCE. Mr. Pizarro will remain a director of SCE. Mr. Pizarro has served as President of SCE since October 2014 and was President of Edison Mission Energy from January 2011 to March 2014.

•
Kevin M. Payne, age 55, currently SCE’s Senior Vice President, Customer Service, has been elected Chief Executive Officer of SCE and appointed a director of SCE effective June 1, 2016, at which time he will resign his position as SCE’s Senior Vice President, Customer Service. Mr. Payne has served as SCE’s Senior Vice President, Customer Service since March 2014, and previously served as SCE’s Vice President, Engineering & Technical Services from September 2011 to March 2014 and SCE’s Vice President, Client Service Planning and Controls from October 2010 to August 2011.

•
Ronald O. Nichols, age 62, currently SCE’s Senior Vice President, Regulatory Affairs, has been elected SCE’s President effective June 1, 2016, at which time he will resign his position as SCE’s Senior Vice President, Regulatory Affairs. Mr. Nichols has served as SCE’s Senior Vice President, Regulatory Affairs since April 2014, and previously served as the General Manager/Chief Executive Officer of the Los Angeles Department of Water and Power from January 2011 to February 2014.

•	W. James Scilacci, Executive Vice President and Chief Financial Officer of EIX, will retire on September 30, 2016.

•
Maria Rigatti, age 52, who currently serves as SCE’s Senior Vice President and Chief Financial Officer, has been elected to serve as Executive Vice President and Chief Financial Officer of EIX upon the retirement of Mr. Scilacci on September 30, 2016, at which time Ms. Rigatti will resign her position as SCE’s Senior Vice President and Chief Financial Officer. Ms. Rigatti has served as Senior Vice President and Chief Financial Officer of SCE since July 2014, and previously served as President of Edison Mission Reorganization Trust from April 2014 to June 2014, Senior Vice President and Chief Financial Officer of Edison Mission Energy from March 2011 to March 2014, and Vice President, Chief Financial Officer and Treasurer of Edison Mission Energy from December 2010 to February 2011.

•
William (Tres) Petmecky, age 47, currently SCE’s Vice President and Treasurer, has been elected to serve as SCE’s Senior Vice President and Chief Financial Officer effective September 30, 2016, replacing Ms. Rigatti, at which time Mr. Petmecky will resign his position as SCE’s Vice President and Treasurer. Mr. Petmecky has served as SCE’s Vice President and Treasurer since September 2014, and previously served as Vice President and Treasurer of Edison Mission Energy from September 2011 to April 2014 and as SCE’s Director of Risk Control from June 2010 to September 2011.

On May 25, 2016, the Boards of Directors of EIX and SCE also announced that William P. Sullivan, currently an independent director of EIX and SCE, will, effective September 30, 2016, be appointed to serve as non-executive Chair of the Board of EIX.
Mr. Craver will continue to serve as a member of the Pricing Committee of SCE’s Board of Directors until his retirement on September 30, 2016. At that time, Mr. Payne will replace Mr. Craver on that committee. Mr. Pizarro currently serves as a member of the Pricing Committee of SCE’s Board of Directors and will continue to do so.
In connection with these changes, the respective Compensation and Executive Personnel Committees of the Boards of Directors of EIX and SCE also approved the following compensation actions:

•	effective June 1, 2016, Mr. Pizarro’s annual salary will be $800,000, Mr. Payne’s will be $500,000 and Mr. Nichols’ will be $400,000;

•
the 2016 target annual incentive amount under the EIX Executive Incentive Compensation Plan will be adjusted for Mr. Pizarro to approximately $647,069, for Mr. Payne to approximately $270,878, and for Mr. Nichols to approximately $204,828, with the maximum annual incentive amount being two times the target annual incentive amount; and

•
the 2016 long-term incentive awards for Messrs. Payne and Nichols under the EIX 2007 Performance Incentive Plan will be supplemented, effective June 30, 2016, by an additional long-term incentive award for each executive with a grant date fair value of approximately $383,864 for Mr. Payne and approximately $148,875 for Mr. Nichols, with such values allocated 50% to EIX non-qualified stock options, 25% to EIX restricted stock units and 25% to EIX performance shares.

EIX and SCE issued a press release on May 25, 2016 announcing these developments. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 25, 2016, in connection with the developments disclosed in Item 5.02 of this Current Report on Form 8-K, the Board of Directors of EIX considered and approved certain changes, to be effective September 30, 2016, to the Bylaws and Corporate Governance Guidelines of EIX to provide for a non-executive Chair of the Board and for the Chief Executive Officer to be the principal executive officer of the corporation.
On May 25, 2016, the Board of Directors of SCE considered and approved certain changes, to be effective June 1, 2016, to the Bylaws of SCE to provide for a Chief Executive Officer that is the principal executive officer of SCE and has the powers and duties of the chair of the board of SCE unless a separate chair of the board is appointed.
The foregoing descriptions of the amendments to the EIX Bylaws and SCE Bylaws are qualified in their entirety by reference to the text of the amended Bylaws filed as exhibits to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
See the Exhibit Index below.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

Aaron D. Moss
Vice President and Controller

Date: May 25, 2016

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

Connie J. Erickson
Vice President and Controller

Date: May 25, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Edison International Bylaws, as amended effective September 30, 2016

3.2	Southern California Edison Company Bylaws, as amended effective June 1, 2016

99.1	Edison International Press Release dated May 25, 2016